UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2004

Continucare Corporation
(Exact name of registrant as specified in its Charter)

Florida (State of other jurisdiction or incorporation or organization)	1-12115 (Commission File Number)
80 S.W. 8th Street, Suite 2350, Miami, Florida (Address of principal executive offices)	33130 (Zip Code)
59-2716023 (IRS Employer Identification No.) (305) 350-7515 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

         99.1 Press Release of Continucare Corporation dated May 14, 2004.

Item 12. Results of Operations and Financial Condition

        On May 14, 2004, Continucare Corporation issued a press release announcing its financial results for the quarter and the nine months ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONTINUCARE CORPORATION /s/ Janet L. Holt Janet L. Holt Chief Financial Officer
Dated: May 14, 2004 EXHIBIT INDEX

Description Press release, dated May 14, 2004, announcing Continucare Corporation's financial results for the quarter and the nine months ended March 31, 2004	Exhibit No. 99.1